Arizona Municipal Cash Trust

A Portfolio of Money Market Obligations Trust

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED February 28, 2005
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Under the section entitled "Securities In Which The Fund Invests," please delete the sub- section entitled "Municipal Mortgage Backed Securities" and replace it with the following:

MUNICIPAL MORTGAGE BACKED SECURITIES

Municipal mortgage backed securities are special revenue bonds the proceeds of which may be used to provide mortgage loans for single family homes or to finance multifamily housing. Municipal mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Municipal mortgage backed securities generally have fixed interest rates.





                                                                  March 28, 2005



      Arizona Municipal Cash Trust
      Federated Investors Funds
      5800 Corporate Drive
      Pittsburgh, PA 15237-7000
      FederatedInvestors.com
      ----------------------
      Contact us at 1-800-341-7400 or
      FederatedInvestors.com/contact
      ------------------------------
      Federated Securities Corp., Distributor


      Cusip 60934N450
      32146 (4/05)